UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2006

ROPER INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 001-12273

Delaware	51-0263969
(State of incorporation)	(I.R.S. Employer Identification No.)

2160 Satellite Blvd., Suite 200 Duluth, Georgia	30097
(Address of principal executive offices)	(Zip Code)

(770) 495-5100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Item 9.01. Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EX-99.1 Website posting April 28, 2006 of selected segment financial information.

Item 7.01 Regulation FD Disclosure.

On April 28, 2006, the Company posted on its website selected segment financial information for its fiscal years 2004 and 2005 and the first quarter of its fiscal year 2006, which information is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c) Exhibits.

99.1      Website posting April 28, 2006 of selected segment financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROPER INDUSTRIES, INC.

By:	/s/ David B. Liner
David B. Liner
Vice President, General Counsel and Secretary

Date: April 28, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Website posting April 28, 2006 of selected segment financial information.